UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

Series 2012-A Preferred stock, par value $.01 per share	GNE.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On August 20, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Genie Energy Ltd. (the “Company”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective immediately, and the Company notified Marcum of such dismissal

Marcum’s report on the Company’s consolidated financial statements as of, and for the year ended, December 31, 2018, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Marcum was not the firm that issued a report on the Company’s consolidate financial statements as of, and for the year ended, December 31, 2017.

During the year ended December 31, 2018, and the subsequent interim period through August 20, 2019, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such periods.

Other than as set forth below, during the years ended December 31, 2018 and 2017, and the subsequent interim period through August 20, 2019, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

As previously disclosed, in evaluating the effectiveness of disclosure controls and procedures and the Company’s internal control over financial reporting for the year ended December 31, 2018, management concluded, that the Company did not maintain effective controls over the change management process and segregation of duties within applications and databases used by the Company to process and record transactions related to customer enrollment, customer programs and price plans, rebate programs, sales commissions, invoicing, and customer payments. These deficiencies, create a reasonable possibility that a material misstatement to the consolidated financial statements may not be prevented or detected on a timely basis and represent a material weakness in the Company’s internal control over financial reporting. Because of the existence of the material weakness, Marcum expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018.

The Company has provided Marcum with a copy of the above disclosures and is requesting that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated August 26, 2019, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 20, 2019, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm. The decision to engage BDO was made after a competitive bidding process and evaluation. BDO had served as the Company’s independent registered public accounting firm from July 29, 2013 until July 6, 2018. Other than during the period that BDO served as the Company’s independent registered public accounting firm, during the Company’s two most recent fiscal years and the subsequent interim period through August 20, 2019, the Company did not consult BDO with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Document
16.1	Letter from Marcum LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer

Dated: August 26, 2019

EXHIBIT INDEX

Exhibit Number	Document
16.1	Letter from Marcum LLP to the Securities and Exchange Commission

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